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                                                                    Exhibit 10.2

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BORROWER NAME AND ADDRESS    LENDER NAME AND ADDRESS        LOAN DESCRIPTION
TEXAS TIMBERJACK, INC.       FIRST BANK & TRUST EAST TEXAS          20303850
6004 US HWY 59 SOUTH         2510 W. FRANK                  Number 0453740
LUFKIN, TX 75901             P.O. BOX 151510                       -------------
                             LUFKIN, TX 75915               Amount $5,000,000.00
                                                                   -------------
                                                            Date 04-12-2002
                                                                 ---------------

[_] Refer to the attached Signature Addendum, incorporated herein, for additional Borrowers and their signatures.
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                           COMMERCIAL PROMISSORY NOTE
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DATE: The date of this Promissory Note (Note) is 04-12-2002.
                                                 -------------------------------
GOVERNING AGREEMENT. This Note is further governed by the Commercial Loan Agreement between Lender and Borrower dates 04-12-2002. as modified, amended, or
                                            ----------
supplemented. All definitions of terms in the Commercial Loan Agreement apply to this note as well. Upon execution of this Note, Borrower represents that Borrower has reviewed and is in compliance with all Loan Documents and the Commercial Loan Agreement.

PROMISE TO PAY. For value received, Borrower promises to pay Lender or Lender's order, at Lender's address, [X] $5,000,000.00  (Principal).
                                                -------------
                [_] $ __________________ (Principal) or the Borrowing Base,
                    whichever is less.
  [_] Single Advance. Borrower will receive all of this Principal in one advance. No additional advances are contemplated under this Note.
  [X] Multiple Advances. The principal amount stated above is the maximum amount of Principal that Borrower may borrow under this Note. On 04-12-2002 Borrower will receive $_________ and future advances are ---------- contemplated. The conditions for future advances are stated in the Commercial Loan Agreement.
INTEREST. Borrower agrees to pay interest on the outstanding Principal balance of this Note at the rate of 5.250 percent per year until 04-13-2002.
                            -----                        -----------

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  [X] Variable Rate. This rate may then change as follows. THE FUTURE RATE WILL
BE 0.500% ABOVE THE HIGHEST RATE ON CORPORATE LOANS POSTED BY AT LEAST 75% OF THE USA'S THIRTY LARGEST BANKS KNOWN AS THE WALL STREET JOURNAL PRIME RATE. THE RATE MAY CHANGE AS OFTEN AS EVERY DAY. THE RATE MAY NEVER BE HIGHER THAN 18.000% OR LESS THEN 4.000%. THE RATE MAY NOT CHANGE MORE THAN 1.000% EACH DAY. A CHANGE IN THE INTEREST RATE WILL EFFECT THE AMOUNT OF EACH PAYMENT AND THE AMOUNT DUE AT MATURITY.


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  [_] Post Maturity/Default Interest. Borrower agrees to pay this note owing after __________________________________________________________________________

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MATURITY/DEMAND. This Note IS DUE ON 04-12-2003.
                                     -------------------------------------------
PAYMENT. Borrower agrees to pay this Note as follows unless and until demand is made (if applicable):

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MONTHLY PAYMENTS OF ACCRUED INTEREST CALCULATED ON THE AMOUNT OUTSTANDING
BEGINNING ON 05-12-2002 AND PRINCIPAL DUE ON 04-12-2003.




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All payments must be made in United states dollars. Each payment borrower makes on this Note will be applied first to any charges Borrower owes other than Principal and Interest, then to interest that is due, and finally to Principal that is due. If Lender and borrower agree to a different application of payments, that application will be described on this Note. The actual amount of Borrower's final payment will depend upon Borrower's payment record. USE OF
PROCEEDS:

WAIVERS AND CONSENT. Borrower waives protest, presentment for payment, demand, and notices of acceleration, intent to accelerate, and dishonor (if allowed by law).
[X] ADDITIONAL TERMS. SUBJECT TO ADDITIONAL TERMS AND COVENENTS IN THE ATTACHED AGREEMENT.








SIGNATURES: By signing under seal, Borrower agrees to the terms contained in this Note. Borrower also acknowledges receipt of a copy of this Note.
BORROWER:

TEXAS TIMBERJACK, INC.
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Entity Name                              Entity Name


/s/ SIGNATURE ILLEGIBLE         (Seal)                                   (Seal)
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Signature                   Date         Signature                  Date


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Signature                   Date         Signature                  Date

LENDER:

FIRST BANK AND TRUST EAST TEXAS
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Entity Name


/s/ SIGNATURE ILLEGIBLE         (Seal)                                   (Seal)
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Signature B.E. FRANKS, JR., Date         Signature                  Date
           VICE PRESIDENT

COMMERCIAL PROMISSORY NOTE (not to be used for FNMA, FHLMC, FHA, or VA or for consumer loans)

[LOGO] Expere /TM/ (C) 1998, 2001 Bankers System, Inc., St. Cloud, MN Form
COMM-NOTE 9/13/2001                                                (page 1 OF 1)